SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2003
(August 21, 2003)

GENESCO INC.

(Exact name of registrant as specified in its charter)

Tennessee (State of Incorporation)	1-3083 (Commission File No.)	62-0211340 (IRS Employer I.D. No.)

1415 Murfreesboro Road Nashville, Tennessee (Address of Principal Executive Office)	37217-2895 (Zip code)

Registrant’s telephone number, including area code: (615) 367-7000

SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE

Item 7. Financial Statements and Exhibits.

      c) Exhibits

Exhibit
No.	Description of Exhibit

99.1	Genesco Inc.’s press release dated August 21, 2003 containing financial results for the quarter ended August 2, 2003 (furnished pursuant to filing guidance contained in SEC Release 33-8176).

Item 12. Regulation FD Disclosure.

On August 21, 2003, Genesco Inc. issued a press release regarding its results of operations for the quarter ended August 2, 2003 and its financial condition as of that date. Included in the press release is a calculation of earnings excluding loss on early retirement and other expenses associated with the Company’s issuance of Convertible Subordinated Debentures and its redemption of Convertible Subordinated Notes during the quarter. The Company believes this calculation is useful to investors because it allows them to consider the Company’s performance for the period on a basis they may consider more comparable to the same period last year, which did not reflect similar items. A copy of the press release is furnished herewith as Exhibit 99.1 and is not deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in the Company’s filings under the Securities Act of 1933.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.

Date: August 21, 2003	By: /s/ Roger G. Sisson Name: Roger G. Sisson Title: Secretary and General Counsel

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EXHIBIT INDEX

Exhibit
No.	Description of Exhibit

99.1	Genesco Inc.’s press release dated August 21, 2003 containing financial results for the quarter ended August 2, 2003 (furnished pursuant to filing guidance contained in SEC Release 33-8176).

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